Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 10 – COMMITMENTS AND CONTINGENT LIABILITIES

The Company is required to pay royalties to the State of Israel (represented by the Israeli Innovation Authority (the “IIA”)), computed on the basis of proceeds from the sale or license of products for which development was supported by IIA grants. These royalties are generally 3% - 5% of sales until repayment of 100% of the grants (linked to the dollar) received by the Company plus accrued interest

The gross amount of grants received by the Company from the IIA, including accrued interest as of June 30, 2023, was approximately $9.6 million. As of June 30, 2023, the Company had not paid any royalties to the IIA.